Exhibit 99.1





FOR IMMEDIATE RELEASE

CONTACTS: Media (San Francisco)            Greg Gable             (415) 636-5847
          Investors/Analysts               Rich Fowler            (415) 636-9869


                        SCHWAB REPORTS QUARTERLY RESULTS


     SAN FRANCISCO, October 15, 2004 - The Charles Schwab Corporation announced today that $70 million in after-tax charges relating to its ongoing cost reduction effort and $87 million in after-tax losses from discontinued operations, virtually all of which relates to the sale of its capital markets business, led to a net loss of $41 million, or $.03 per share, for the quarter ended September 30, 2004. Excluding these items and a $9 million after-tax gain on the sale of an investment, the Company's adjusted operating income was $107 million, or $.08 per share, for the third quarter of 2004. For the nine months ended September 30, 2004, the Company's net income and adjusted operating income were $233 million and $374 million, respectively. A table that reconciles net income to adjusted operating income is attached.




                                            Three Months Ended                Nine Months Ended
                                            --September 30,--      %          --September 30,--      %
Financial Highlights                         2004       2003     Change        2004       2003     Change
-----------------------------------------------------------------------------------------------------------
Reported Results:
  Revenues (in millions)                   $1,000       $997        - %      $3,142     $2,834       11 %
  Net income (loss) (in millions)           $(41)       $127        n/m        $233       $324      (28)%
  Diluted earnings per share               $(.03)       $.09        n/m        $.17       $.24      (29)%
  After-tax profit margin                  (4.1)%      12.7%                   7.4%      11.4%
  Return on stockholders' equity             (3)%        12%                     7%        10%

Adjusted Operating Results(1):
  Revenues (in millions)                     $986       $997       (1)%      $3,128     $2,834        10%
  Income (in millions)                       $107       $144      (26)%        $374       $344         9%
  Diluted earnings per share                 $.08       $.11      (27)%        $.27       $.25         8%
  After-tax profit margin                   10.9%      14.4%                  12.0%      12.1%

1.   Non-GAAP  income  measures which exclude gains or losses from  discontinued operations, a non-recurring gain  on  the  sale of an investment, restructuring charges, impairment charges, and a non-recurring tax benefit.

n/m - not meaningful
-----------------------------------------------------------------------------------------------------------

Note: The Company's revenues and expenses for the third quarter of 2004 and prior quarters have been adjusted to summarize the impact of its capital markets business in the Discontinued Operations line on the Consolidated Statement of Income. The Discontinued Operations line now reflects both the past earnings and the pending sale of the capital markets business.

     In reviewing the third quarter, Chairman and CEO Charles Schwab commented, "As we transition the Company and intensify our focus on serving individual investors and the advisors who work with them, we took several important steps over the last few months. The first of these steps was our previously announced exit from the capital markets business, which we expect to complete during the fourth quarter. Additionally, in early October we announced a set of price reductions, which follows an initial round of reductions that took effect in June. Together, these reductions provide a lower price to every Schwab client who trades stocks online, reducing their trading costs by an average of about 20%."

     Mr. Schwab continued, "While our decision to exit the capital markets business and our ongoing cost reduction initiative led to after-tax charges in excess of $150 million and a net loss for the third quarter, clients continued to build relationships with Schwab. Excluding a $2.1 billion non-recurring inflow in September relating to our mutual fund clearing business, new and existing clients brought $10.9 billion in net new assets to the Company during the quarter. We are more committed than ever to providing great value and great service to both new clients and those who have already entrusted us with $1.0 trillion of their assets."

     CFO Christopher Dodds noted, "Our continued success in building relationships is also evident in our growing non-trading revenues - excluding a non-recurring gain on the sale of an investment, our non-trading revenues grew by 4% sequentially to reach a new record of $801 million in the third quarter of 2004. Our trading revenues, however, declined by 29% due to the reduced online equity commission rates and lower client activity levels. Our ongoing focus on simplifying and streamlining the Company resulted in a 5% sequential decline in operating expenses, resulting in adjusted operating income that was consistent with the prior quarter. The Company's solid financial foundation continues to support our ability to drive down our costs and deliver greater value to our clients as we move Schwab forward. This foundation, which includes a strong balance sheet with over $4.5 billion of stockholder equity, has also enabled us to increase our dividend by 43% this year, as well as pay down approximately $160 million in maturing long-term debt and repurchase approximately $150 million of our common stock."

     Mr. Dodds concluded, "While continuing geopolitical and energy market uncertainties, a close presidential race, and vacation season all pressured trading volumes during the third quarter, we have seen client activity start to pick up in October - daily average revenue trades averaged 148,000 for the first nine trading days of the month."

     As previously reported, the Company estimates that it will recognize approximately $75 million in after-tax charges associated with its withdrawal from the capital markets business during the fourth quarter of 2004. In addition, management expects that fourth quarter restructuring charges associated with its cost reduction effort will be approximately $40 million after-tax. The Company estimates that its cost reduction effort will result in approximately $275 million in annualized cost savings by the end of 2004, with the expectation that the full benefit of these savings will be realized in 2005. Additional savings from cost reduction efforts to be implemented during 2005 have not been finalized.

Business highlights for the third quarter (data as of quarter-end unless otherwise noted):

o For accounts at the Company with an ongoing advisory component (includes accounts enrolled in Schwab Private Client and Schwab Advised Investing(TM), accounts managed by independent investment advisors (IAs), and U.S. Trust(R) accounts):
     o    Net new client assets during the quarter = $9 billion.
     o    Total assets = $475 billion, up 22% year-over-year.
     o    Total number of accounts = 1.4 million.

Individual Investor Business
o Number of clients enrolled in Schwab Private Client and Schwab Advised Investing = 35,400, up 27% from the prior quarter.
o Introduced Instant Enrollment, a new streamlined process for enrolling Schwab clients in an offer.

Schwab Institutional Business
o Client referrals to IAs through Schwab Advisor Network(R) program during the quarter = 3,900, down 16% from the prior quarter.
o Client assets at Schwab associated with IA referral programs = $23 billion, up 35% year-over-year and up approximately $650 million during the quarter.
o Total client assets associated with Schwab Institutional = $316 billion, up 22% year-over-year.
o Launched PortfolioCenter(TM), a desktop portfolio management system that provides custom analysis and reporting, streamlined processing for daily downloads, new security features and improved performance.
o Debuted a new portfolio accounting system which enables IAs to track the cost basis for mutual funds, options and equities; also introduced the Custom Statement, which allows IAs to provide cost basis and realized and unrealized gain/loss data on their client statements.

Corporate Services Business
o Net new assets at Corporate Services during the third quarter = $701 million.
o Total client assets in employer-sponsored retirement plans at Schwab = $122 billion, up 16% year-over-year.

U.S. Trust Business
o Total referrals from Schwab to U.S. Trust were over 330, compared with over 450 in the prior quarter.
o Client assets at U.S. Trust associated with the referral program = $4.3 billion, up 60% year-over-year and up $290 million during the quarter.
o    Total client assets at U.S. Trust = $137 billion, up 18% year-over-year.

Products
o Total client assets held in third-party Mutual Fund OneSource(R) funds = $115 billion.
o Total client assets held in proprietary funds (SchwabFunds(R), Excelsior(R) and other) = $152 billion.
o Total client assets held in fixed income securities = $156 billion, up 16% year-over-year.
o    For Schwab Bank, N.A.:
     o    Balance sheet assets = $4.1 billion, up 8% from the prior quarter.
     o    Outstanding mortgage and home equity loans = $914 million.
     o    First mortgage originations during the third quarter = $227 million.

     This earnings release contains forward-looking statements that reflect management's current expectations. These statements relate to expected cost reductions and charges for severance and excess real estate. Achievement of these expectations is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences include, but are not limited to, the extent of the workforce reduction associated with exiting the capital markets business, the impact of evolving real estate market conditions on sublease rates for the Company's excess office space, and the Company's ability to identify and implement the staffing reductions and other operating efficiencies necessary to achieve its cost reduction goals.

     The Charles Schwab Corporation (NYSE / Nasdaq:SCH), through Charles Schwab & Co., Inc. (member SIPC), U.S. Trust Corporation, CyberTrader(R), Inc. and its other operating subsidiaries, is one of the nation's largest financial services firms in terms of client assets. The Charles Schwab, U.S. Trust and CyberTrader Web sites can be reached at www.schwab.com, www.ustrust.com and www.cybertrader.com, respectively.

                                       ###



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


                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Three Months                  Nine Months
                                                                                        Ended                         Ended
                                                                                     September 30,                 September 30,
                                                                                   2004         2003             2004         2003
------------------------------------------------------------------------------------------------------------------------------------
Revenues
   Asset management and administration fees                                      $  523       $  468           $1,547       $1,345
   Commissions                                                                      163          290              738          793
   Interest revenue                                                                 317          235              855          717
   Interest expense                                                                 (72)         (54)            (177)        (182)
                                                                                 -------      -------          -------      -------
    Net interest revenue                                                            245          181              678          535
   Principal transactions                                                            22           22               69           70
   Other                                                                             47           36              110           91
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             1,000          997            3,142        2,834
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
   Compensation and benefits                                                        455          418            1,430        1,230
   Occupancy and equipment                                                           97          106              299          322
   Depreciation and amortization                                                     58           69              167          212
   Communications                                                                    53           59              170          169
   Professional services                                                             62           44              181          123
   Advertising and market development                                                43           31              151          100
   Commissions, clearance and floor brokerage                                         9           10               29           29
   Restructuring charges                                                            112           35              114           59
   Impairment charges                                                                 -            -                -            5
   Other                                                                             39           29              116          101
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                               928          801            2,657        2,350
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income                             72          196              485          484
Taxes on income                                                                     (26)         (72)            (173)        (154)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                    46          124              312          330
Gain (loss) from discontinued operations, net of tax                                (87)           3              (79)          (6)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                                                $  (41)      $  127           $  233       $  324
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                              1,364        1,366            1,370        1,361
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share - Basic
   Income from continuing operations                                             $  .03       $  .09           $  .23       $  .24
   Gain (loss) from discontinued operations, net of tax                          $ (.06)           -           $ (.06)           -
   Net income (loss)                                                             $ (.03)      $  .09           $  .17       $  .24

Earnings Per Share - Diluted
   Income from continuing operations                                             $  .03       $  .09           $  .23       $  .24
   Gain (loss) from discontinued operations, net of tax                          $ (.06)           -           $ (.06)           -
   Net income (loss)                                                             $ (.03)      $  .09           $  .17       $  .24
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                              $ .020       $ .014           $ .054       $ .036
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.



                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                       |         2004          |             2003              |     2002      |
------------------------------------------------------------------------------------------------------------------------------------
                                                        Third   Second  First   Fourth  Third   Second  First   Fourth  Third
(In millions, except per share amounts and as noted)    Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues (1)
     Asset management and administration fees           $  523  $  517  $  507  $  487  $  468  $  448  $  429  $  434  $  432
     Commissions                                           163     239     336     304     290     285     218     275     289
     Interest revenue, net of interest expense             245     224     209     193     181     179     175     189     204
     Principal transactions                                 22      22      25      23      22      25      23      23      27
     Other                                                  47      32      31      55      36      34      21      27      31
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    1,000   1,034   1,108   1,062     997     971     866     948     983
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest (1)
     Compensation and benefits                             455     493     482     435     418     421     391     410     439
     Occupancy and equipment                                97     100     102     108     106     108     108     116     106
     Depreciation and amortization                          58      53      56      65      69      69      74      75      77
     Communications                                         53      56      61      59      59      54      56      58      59
     Professional services                                  62      61      58      52      44      43      36      38      39
     Advertising and market development                     43      46      62      39      31      22      47      54      50
     Commissions, clearance and floor brokerage              9      11       9      11      10      11       8      11      12
     Restructuring charges (2)                             112       2       -      17      35      24       -     157     158
     Impairment charges                                      -       -       -       -       -       -       5      37       -
     Other                                                  39      43      34      43      29      36      36      47      38
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      928     865     864     829     801     788     761   1,003     978
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before taxes
     on income (loss)                                       72     169     244     233     196     183     105     (55)      5
Tax (expense) benefit on income (loss) (1)                 (26)    (62)    (85)    (87)    (72)    (57)    (25)     13      (2)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                    46     107     159     146     124     126      80     (42)      3
Gain (loss) from discontinued operations, net of tax       (87)      6       2       2       3       -      (9)    (37)     (7)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                       $  (41) $  113  $  161  $  148  $  127  $  126  $   71  $  (79) $   (4)
===================================================================================================================================
Basic earnings (loss) per share                         $ (.03) $  .08  $  .12  $  .11  $  .09  $  .10  $  .05  $ (.06) $    -
Diluted earnings (loss) per share                       $ (.03) $  .08  $  .12  $  .11  $  .09  $  .09  $  .05  $ (.06) $    -
Dividends declared per common share                     $ .020  $ .020  $ .014  $ .014  $ .014  $ .011  $ .011  $ .011  $ .011
Weighted-average common shares outstanding - diluted     1,364   1,373   1,375   1,371   1,366   1,360   1,357   1,340   1,358
------------------------------------------------------------------------------------------------------------------------------------
Performance Measures
     Adjusted operating income (3)                      $  107  $  108  $  159  $  147  $  144  $  131  $   69  $   90  $  102
     After-tax profit margin - reported                  (4.1%)  10.9%   14.5%   13.9%   12.7%   13.0%    8.2%   (8.3%)   (.4%)
     After-tax profit margin - operating (3)             10.9%   10.4%   14.4%   14.1%   14.4%   13.5%    8.0%    9.5%   10.4%
     Return on stockholders' equity (4)                    (3%)    10%     14%     13%     12%     12%      7%     (8%)      -
------------------------------------------------------------------------------------------------------------------------------------
Financial Condition (at quarter end)
     Cash and investments segregated (in billions)      $ 19.6  $ 20.5  $ 20.8  $ 21.3  $ 22.4  $ 22.6  $ 22.3  $ 21.0  $ 19.2
     Receivables from brokerage clients (in billions)   $  9.2  $  9.3  $  9.3  $  8.6  $  7.7  $  7.0  $  6.3  $  6.8  $  7.1
     Total assets (in billions)                         $ 45.9  $ 47.3  $ 46.3  $ 45.9  $ 43.8  $ 41.8  $ 40.4  $ 39.7  $ 37.6
     Payables to brokerage clients (in billions)        $ 25.9  $ 26.9  $ 26.5  $ 27.2  $ 26.1  $ 26.2  $ 25.8  $ 26.4  $ 24.8
     Long-term debt (in millions)                       $  611  $  645  $  779  $  772  $  776  $  811  $  856  $  642  $  652
     Stockholders' equity (in millions)                 $4,555  $4,732  $4,662  $4,461  $4,312  $4,179  $4,056  $4,011  $4,143
------------------------------------------------------------------------------------------------------------------------------------
Other (5)
     Full-time equivalent employees (at quarter end,
          in thousands)                                   14.8    16.3    16.5    16.0    15.7    15.7    16.1    16.4    18.3
     Capital expenditures - cash purchases of
          equipment, office facilities, property,
          and internal-use software development costs,
          net (in millions)                             $   66  $   51  $   34  $   50  $   36  $   31  $   30  $   43  $   40
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Clients' Daily Average Trading Volume (in thousands) (6)
     Daily average revenue trades (7)                    128.1   142.2   178.0   161.7   145.1   141.0   114.6   131.6   129.1
     Mutual Fund OneSource(R) and other asset-based
          trades                                          62.3    67.4    72.3    62.3    58.0    57.1    54.3    51.9    56.5
------------------------------------------------------------------------------------------------------------------------------------
Active Trader Daily Average Revenue Trades
     (in thousands) (6,7,8)                               66.1    72.5    91.5    80.8    72.9    69.5    54.5    61.1    58.2
------------------------------------------------------------------------------------------------------------------------------------
Average Revenue Per Revenue Trade (7)                   $26.09  $34.87  $37.59  $35.20  $36.96  $37.73  $37.30  $37.48  $39.71
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(1)  All periods have been adjusted to summarize the impact of The Charles Schwab Corporation's (the Company's) sales of its capital markets business, Schwab Soundview Capital Markets, and its United Kingdom (U.K.) brokerage subsidiary, Charles Schwab
     Europe, in gain (loss) from discontinued operations.
(2)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(3)  Represents a non-GAAP income measure which excludes non-operating revenue, restructuring charges, impairment charges, and gain
     (loss) from discontinued operations, net of taxes, as well as a non-recurring tax benefit. See attached reconciliation of net income to adjusted operating income.
(4)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(5)  All periods have been adjusted to reflect the sale of Schwab Soundview Capital Markets.
(6)  Effective in the third quarter of 2003, the Company considers reduced exchange trading sessions as half days in calculating daily average trades.
(7)  Revenue trades include all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(8)  Active Trader includes all CyberTrader clients and Schwab clients enrolled in one of Schwab's three Active Trader offers.
     Active Trader DART is included in total DART above.

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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

                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)

                                                            |         2004          |             2003              |     2002     |
------------------------------------------------------------------------------------------------------------------------------------
                                                             Third   Second  First   Fourth  Third   Second  First   Fourth  Third
(In millions)                                                Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                     $1,000  $1,034  $1,108  $1,062  $  997  $  971  $  866   $ 948  $  983
      Non-operating revenue (1)                                 (14)      -       -     (17)      -       -       -       -       -
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues                                           $  986  $1,034  $1,108  $1,045  $  997  $  971  $  866   $ 948  $  983
====================================================================================================================================
Net income (loss)                                            $  (41) $  113  $  161  $  148  $  127  $  126  $   71   $ (79) $   (4)
      Adjustments to reconcile net income (loss)
         to adjusted operating income:
         Other income (1)                                       (14)      -       -     (17)      -       -       -       -       -
         Restructuring charges (2, 3)                           112       2       -      17      35      24       -     157     158
         Impairment charges (3)                                   -       -       -       -       -       -       5      37       -
         Loss (gain) from discontinued operations (4)           131     (10)     (3)     (2)     (6)      1      13      56      12
------------------------------------------------------------------------------------------------------------------------------------
               Total adjusted items                             229      (8)     (3)     (2)     29      25      18     250     170
           Tax benefit (expense) (5)                            (81)      3       1       1     (12)    (20)    (20)    (81)    (64)
------------------------------------------------------------------------------------------------------------------------------------
      Total adjusted items, net of tax                          148      (5)     (2)     (1)     17       5      (2)    169     106
------------------------------------------------------------------------------------------------------------------------------------
Adjusted operating income, after tax (6)                     $  107  $  108  $  159  $  147  $  144  $  131  $   69   $  90  $  102
====================================================================================================================================

(1)  Primarily consists of pre-tax gains recorded on sales of investments.
(2)  Restructuring charges reflect The Charles Schwab Corporation's (the Company's) 2004 cost reduction effort and previous restructuring initiatives under the Company's plan to reduce operating expenses due to continued economic uncertainties and difficult market conditions. These charges primarily include workforce, facilities, systems hardware, software, and equipment reductions.
(3)  Adjusted operating expenses equal total expenses excluding interest less total restructuring and impairment charges.
(4)  Represents the summarized impact of the Company's sales of its capital markets business and its U.K. brokerage subsidiary.
(5)  Includes an $11 million non-recurring tax benefit in the second quarter of 2003 and a $16 million tax benefit associated with the Company's sale of its U.K. market-making operation in the first quarter of 2003.
(6)  In evaluating the Company's financial performance, management uses adjusted operating income, a non-GAAP income measure which excludes items as detailed in the table above. Management believes that adjusted operating income is a useful indicator of its ongoing financial performance, and a tool that can provide meaningful insight into financial performance without the effects of certain material items that are not expected to be an ongoing part of operations.


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


                                                   The Charles Schwab Corporation
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



The Company
     The consolidated  statement of income and financial and operating  highlights  include The Charles Schwab Corporation (CSC) and its  majority-owned  subsidiaries  (collectively  referred to as the Company),  including  Charles  Schwab & Co.,  Inc.,  U.S. Trust
Corporation,  and  CyberTrader,  Inc. All periods have been adjusted to summarize  the impact of CSC's sales of its capital  markets business,  Schwab  Soundview  Capital  Markets,  and its U.K.  brokerage  subsidiary,  Charles  Schwab  Europe,  in gain (loss) from discontinued  operations.  The consolidated statement of income and financial and operating highlights should be read in conjunction with the  consolidated  financial  statements and notes thereto included in the Company's 2003 Annual Report to Stockholders and the
Company's  Quarterly  Reports on Form 10-Q for the periods  ended March 31 and June 30, 2004.  Certain prior  periods'  revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.



                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                             (Unaudited)

                                                   |           2004          |               2003                 |      2002      |
------------------------------------------------------------------------------------------------------------------------------------

                                                    Third    Second   First    Fourth   Third    Second   First    Fourth   Third
(In billions, at quarter end, except as noted)      Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
  Schwab One(R), other cash equivalents and
      deposits from banking clients                $   35.7  $  36.5  $  35.4  $  34.2  $  31.8  $  30.2  $  31.1  $  31.1  $  29.0
  Proprietary funds (SchwabFunds(R), Excelsior(R)
      and other):
      Money market funds                              114.0    115.0    116.3    119.2    124.4    126.8    132.4    129.7    129.2
      Equity and bond funds                            38.4     37.5     36.8     34.2     30.7     31.2     27.4     27.7     26.8
------------------------------------------------------------------------------------------------------------------------------------
         Total proprietary funds                      152.4    152.5    153.1    153.4    155.1    158.0    159.8    157.4    156.0
------------------------------------------------------------------------------------------------------------------------------------
  Mutual Fund Marketplace(R) (1):
      Mutual Fund OneSource(R)                        114.5    115.2    115.1    101.5     90.1     85.0     71.8     73.6     70.0
      Mutual fund clearing services                    38.1     33.9     37.5     33.5     28.4     24.5     21.4     21.2     19.8
      All other                                       103.6    101.7    100.5     98.4     88.3     84.6     71.6     71.6     68.5
------------------------------------------------------------------------------------------------------------------------------------
         Total Mutual Fund Marketplace                256.2    250.8    253.1    233.4    206.8    194.1    164.8    166.4    158.3
------------------------------------------------------------------------------------------------------------------------------------
            Total mutual fund assets                  408.6    403.3    406.2    386.8    361.9    352.1    324.6    323.8    314.3
------------------------------------------------------------------------------------------------------------------------------------
  Equity and other securities (1)                     410.0    418.2    414.0    408.5    355.9    338.2    287.9    294.7    272.9
  Fixed income securities (2)                         155.7    149.4    149.8    145.7    134.6    131.1    125.2    121.8    117.5
  Margin loans outstanding                             (9.1)    (9.1)    (9.1)    (8.5)    (7.5)    (6.9)    (6.2)    (6.6)    (6.9)
------------------------------------------------------------------------------------------------------------------------------------
  Total client assets                              $1,000.9  $ 998.3  $ 996.3  $ 966.7  $ 876.7  $ 844.7  $ 762.6  $ 764.8  $ 726.8
====================================================================================================================================
Net growth in assets in client accounts
  (for the quarter ended)
  Net new client assets (3)                        $   13.0  $   6.7  $  13.8  $  24.9  $  10.6  $   6.5  $  14.2  $  10.1  $  10.6
  Net market gains (losses)                           (10.4)    (4.7)    15.8     65.1     21.4     75.6    (16.4)    27.9    (80.8)
------------------------------------------------------------------------------------------------------------------------------------
  Net growth (decline)                             $    2.6  $   2.0  $  29.6  $  90.0  $  32.0  $  82.1  $  (2.2) $  38.0  $ (70.2)
====================================================================================================================================
U.S. Trust client assets (4)                       $  137.3  $ 137.0  $ 135.8  $ 137.2  $ 116.1  $ 114.0  $ 106.7  $ 108.0  $ 106.1
------------------------------------------------------------------------------------------------------------------------------------
New client accounts
  (in thousands, for the quarter ended)               114.2    139.1    159.8    145.5    123.9    151.9    171.0    154.5    159.6
Active client accounts (in millions) (5)                7.4      7.5      7.5      7.5      7.6      7.7      8.0      8.0      8.0
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  Includes certain other securities serviced by Schwab's fixed income division, including exchange-traded unit investment trusts, real estate investment trusts, and corporate debt.
(3)  Includes individual inflows (outflows) of $2.1 billion and ($6.0) billion in the third and second quarters of 2004, respectively, related to mutual fund clearing clients. Includes inflows of $12.1 billion in the fourth quarter of 2003 at U.S.
     Trust related to the acquisition of State Street Corporation's Private Asset Management group.
(4)  Included in total client assets above.
(5)  Active client accounts are defined as accounts with balances or activity within the preceding eight months. Reflects the removal of 192,000 accounts in the second quarter of 2003 related to the Company's withdrawal from the Employee Stock Purchase
     Plan business and the transfer of those accounts to other providers.

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
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



                          The Charles Schwab Corporation Monthly Market Activity Report For September 2004
                                    Investor activity for 7.4 million active client accounts (1)

                                                                                                     Clients opened 37,800 new
                                                                                                     accounts during September 2004.


                                      2003                            2004
                                      Sep     Oct     Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
   Net New Assets (2)                  3.0     3.1    16.4     5.4     5.9     3.3     4.6     2.1     4.4      .2     3.4     3.7
   Net Market Gains (Losses)          (2.2)   33.1     8.9    23.1    16.3     8.5    (9.0)  (24.7)    6.8    13.2   (26.1)    3.2
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets (at month end,
   in billions of dollars)           876.7   912.9   938.2   966.7   988.9 1,000.7   996.3   973.7   984.9   998.3   975.6   982.5
====================================================================================================================================

Market Indices (at month end)
   Dow Jones Industrial Average      9,275   9,801   9,782  10,454  10,488  10,584  10,358  10,226  10,189  10,436  10,140  10,174
   Nasdaq Composite                  1,787   1,932   1,960   2,003   2,066   2,030   1,994   1,920   1,987   2,048   1,887   1,838
   Standard & Poor's 500               996   1,051   1,058   1,112   1,131   1,145   1,126   1,107   1,121   1,141   1,102   1,104
   Schwab 1000                       3,202   3,384   3,418   3,572   3,633   3,681   3,629   3,560   3,605   3,665   3,533   3,543

Clients' Daily Average
   Revenue Trades (in thousands) (3) 159.9   156.0   161.4   168.4   215.1   166.9   155.0   164.6   135.1   126.6   133.7   118.6

Clients' Daily Average Mutual Fund
   OneSource(R) and Other
   Asset-Based Trades
      (in thousands) (4)              61.5    59.7    61.3    66.0    79.9    68.5    68.7    71.9    66.8    63.4    62.9    60.1

Daily Average Market
   Share Volume (in millions)
      NYSE                           1,437   1,430   1,293   1,276   1,663   1,481   1,477   1,525   1,500   1,371   1,418   1,244
      Nasdaq                         1,943   1,827   1,821   1,637   2,332   1,917   1,881   1,951   1,664   1,623   1,735   1,431
------------------------------------------------------------------------------------------------------------------------------------
         Total                       3,380   3,257   3,114   2,913   3,995   3,398   3,358   3,476   3,164   2,994   3,153   2,675
====================================================================================================================================

Mutual Fund Net Buys (Sells) (5)
   (in millions of dollars)
   Domestic Growth                   913.0 1,086.5   848.1   745.7 2,030.7 1,065.2   421.0   662.0  (126.6)  801.5   100.8   (72.6)
   International Growth              142.8   698.1   405.8   534.6 1,020.4   769.4   685.1   579.3   118.1   513.8   242.4   227.9
   Balanced (stock and bond)         562.1   560.7   478.9   501.8 1,141.4   702.6   768.2   535.0   108.1   416.8   190.8   216.6
   Bond - Taxable                     83.3   358.6   191.1    96.0   535.2   563.9 1,151.4  (117.9) (301.2)  311.9   400.4   654.0
   Bond - Tax Advantaged             (63.6)  (58.0)  (56.3)  (24.5)   19.0    85.7   102.5  (172.0) (245.5) (148.8)  (34.1)   28.8




                                                % change
                                       Sep     Mo.    Yr.*
--------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
   Net New Assets (2)                   5.9     59%     97%
   Net Market Gains (Losses)           12.5
--------------------------------------------------------------

Total Client Assets (at month end,
   in billions of dollars)          1,000.9      2%     14%
==============================================================

Market Indices (at month end)
   Dow Jones Industrial Average      10,080     (1%)     9%
   Nasdaq Composite                   1,897      3%      6%
   Standard & Poor's 500              1,115      1%     12%
   Schwab 1000                        3,584      1%     12%

Clients' Daily Average
   Revenue Trades (in thousands) (3)  132.5     12%    (17%)

Clients' Daily Average Mutual Fund
   OneSource(R) and Other
   Asset-Based Trades
      (in thousands) (4)               64.0      6%      4%

Daily Average Market
   Share Volume (in millions)
      NYSE                            1,322      6%     (8%)
      Nasdaq                          1,511      6%    (22%)
--------------------------------------------------------------
         Total                        2,833      6%    (16%)
==============================================================

Mutual Fund Net Buys (Sells) (5)
   (in millions of dollars)
   Domestic Growth                    437.0
   International Growth               451.6
   Balanced (stock and bond)          416.7
   Bond - Taxable                     870.5
   Bond - Tax Advantaged               51.5

(1)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.
(2)  September 2004, June 2004, and August 2003 data include individual inflows (outflows) of $2.1 billion, ($6.0) billion, and $0.6 billion,  respectively,  related to mutual fund  clearing  clients.  August  2004,  March 2004,  and January  2004 data include individual  inflows  (outflows) of $0.5 billion,  ($0.8) billion,  and ($0.5) billion,  respectively,  at U.S. Trust related to
     Special Fiduciary business clients.  February 2004 data includes an individual outflow of $1.8 billion at U.S. Trust related to a custody  relationship.  January 2004 data includes inflows of $1.3 billion related to the Company's adoption of AXA Rosenberg
     LLC's U.S. family of mutual funds, known as the Laudus Funds(TM). Data excludes mutual fund capital gains reinvestments,  which were $1.1  billion in  December  2003.  November  2003 data  includes  inflows of $12.1  billion at U.S.  Trust  related to the acquisition of State Street Corporation's Private Asset Management group.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Includes trades executed on Schwab's  no-transaction  fee Mutual Fund  OneSource(R)  platform,  trades placed through  Schwab's mutual fund clearing  service,  and trades placed by investment  advisors and individual  investors  enrolled in an asset-based pricing program or offer.
(5)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in  SchwabFunds(R),  Excelsior(R)  Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment Managers. Excludes money market funds.

                       * September 2004 vs. September 2003                 The Charles Schwab Corporation

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